                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement   [  ] Confidential, For Use of the Commission
[ X ] Definitive Proxy Statement         Only (as permitted by Rule 14a-6(e)(2)

[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    GMO TRUST
                (Name of Registrant as Specified In Its Charter)



                                    GMO TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[ X ]    No fee required
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.

1) Title of each class of securities to which transaction applies: Shares of Beneficial Interest of GMO Fundamental Value Fund

2)   Aggregate number of securities to which transaction applies: N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined): N/A

4)   Proposed maximum aggregate value of transaction: N/A

5)   Total fee paid: N/A



[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount previously paid:
2)   Form, Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:

                                    GMO TRUST

                           GMO FUNDAMENTAL VALUE FUND

                                 40 ROWES WHARF
                           BOSTON, MASSACHUSETTS 02110



                                October 22, 1999

Dear Shareholder:

         You are cordially invited to attend or to send in your Proxy so that you are represented at a Special Meeting of Shareholders of the GMO Fundamental Value Fund (the "Fund"), which will be held on November 3, 1999 at 2:00 p.m., Boston time, on the 6th floor of 40 Rowes Wharf, Boston, Massachusetts.

         THE MATTERS TO BE ACTED UPON AT THE MEETING WITH RESPECT TO THE FUND ARE DESCRIBED IN THE ATTACHED NOTICE AND PROXY STATEMENT.

         Although we would like very much to have you attend the Special Meeting, we realize this may not be possible. Whether or not you plan to be present at the meeting, we need your vote. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

         Proxies may be revoked at any time before they are voted by a written revocation received by the Clerk of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person.

         We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.

                                          Richard Mayo
                                          Founding Member
                                          Grantham, Mayo, Van Otterloo & Co. LLC

                                    GMO TRUST

                           GMO FUNDAMENTAL VALUE FUND

                                 40 ROWES WHARF
                                BOSTON, MA 02110

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To The Shareholders of GMO Fundamental Value Fund:

         A Special Meeting of Shareholders (the "Special Meeting") of GMO Fundamental Value Fund (the "Fund") will be held on November 3, 1999 at 2:00 p.m., Boston time, on the 6th floor of 40 Rowes Wharf, Boston, Massachusetts, for the following purposes:

     1. To consider a change in the Fund's subclassification under the Investment Company Act of 1940 from a "diversified company" to a "non-diversified company" as described in Part I of the accompanying Proxy Statement.

     2. To consider such other matters as may properly come before the Special Meeting.

                                              By order of the Board of Trustees,



                                              Elaine M. Hartnett
                                              Clerk

October 22, 1999

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO YOU WILL BE REPRESENTED AT THE SPECIAL
MEETING.

                                    GMO TRUST

                           GMO FUNDAMENTAL VALUE FUND

                                 40 ROWES WHARF
                           BOSTON, MASSACHUSETTS 02110

                                 PROXY STATEMENT


         THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF THE GMO FUNDAMENTAL VALUE FUND (THE "FUND"), A SERIES OF GMO TRUST (THE "TRUST") for use at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 3, 1999, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on October 20, 1999 are entitled to be present and to vote at the Special Meeting or any adjourned session thereof. The Notice, proxy and this Proxy Statement have been delivered to such shareholders of record on or about October 22, 1999.

         A copy of the Annual Report of the Fund for its most recent fiscal year, including financial statements, has previously been mailed to shareholders. THE TRUST WILL FURNISH, WITHOUT CHARGE, TO ANY OF THE FUND'S SHAREHOLDERS UPON REQUEST, A COPY OF THE FUND'S ANNUAL REPORT AND A COPY OF ITS SEMI-ANNUAL REPORT FOR THE SIX MONTH PERIOD ENDED AUGUST 31, 1999. SUCH REQUESTS MAY BE DIRECTED TO THE TRUST, C/O GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC, 40 ROWES WHARF, BOSTON, MA 02110 OR 1-617-346-7646 (CALL COLLECT).

TOTAL SHARES OUTSTANDING. All shareholders of record at the close of business on October 20, 1999 are entitled to one vote for each share of the Fund held. There were 81,855.380 shares of the Fund issued and outstanding as of October 20, 1999.

         Shares represented by duly executed proxies will be voted for the proposed subclassification change described herein in accordance with the instructions made. If no instructions are made, the proxy will be voted FOR the proposed subclassification change specified in the proxy. Proxies may be revoked at any time before they are voted by a written revocation received by the Clerk of the Trust, by properly executing a later-dated proxy or by attending the meeting, requesting return of a proxy and voting in person.

         The costs of solicitation will be borne by Grantham, Mayo, Van Otterloo & Co. LLC, the investment adviser for the Fund ("GMO").

                         1. CHANGE IN SUBCLASSIFICATION

         The Fund is currently subclassified as a "diversified company" under the Investment Company Act of 1940 (the "1940 Act"). This means that at least 75 percent of the fund's total asset value is limited in respect of any one issuer to not greater than five percent of the total asset value of the fund, and to not more than ten percent of the outstanding voting securities of any one issuer. By action of the Trust's Board of Trustees taken on September 29, 1999, the Board of Trustees voted, subject to shareholder approval, to change the Fund's subclassification under the 1940 Act to a "non-diversified company." A non-diversified company is defined by the 1940 Act to mean any company other than a diversified company. If the shareholders approve this proposal, the Fund would be subclassified as a "non-diversified company" under the 1940 Act, and would no longer be subject to the diversification requirements for a "diversified company" described above. The 1940 Act provides that changing a Fund's subclassification from a diversified company to a non-diversified company requires shareholder approval.

         GMO has advised the Fund's Board of Trustees that it believes changing the Fund's subclassification from a diversified company to a non-diversified company would provide GMO with greater investment flexibility, including the flexibility to invest in fewer companies. GMO expects that the Fund's portfolio will normally consist of approximately 20-30 stocks.

         The proposed change in subclassification will result in the Fund being exposed to "non-diversification risk." Non-diversification risk increases with the concentration of Fund assets in the securities of any single issuer. Such concentration will increase the risk of loss to the Fund should there be a decline in the market value of any one portfolio security without offsetting increases in the value of other portfolio securities. However, even if shareholders approve the change in the Fund's subclassification to a "non-diversified company" the Fund will continue to be subject to certain diversification requirements in order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

         REQUIRED VOTE. To be approved, the Proposal must receive the affirmative vote of "a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 66 2/3% or more of the shares of the Fund represented at the Special Meeting if more than 50% of the outstanding shares of the Fund are present at the Special Meeting or represented by proxy.

         TRUSTEES' RECOMMENDATION. The Trustees recommend a vote FOR this Proposal I. If shareholders of a Fund do not approve Proposal I, the subclassification of the Fund will remain diversified.

                                II. MISCELLANEOUS

         OTHER BUSINESS. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

         DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders and the Fund does not currently intend to hold such a meeting in 1999. Shareholder proposals for inclusion in the Fund's proxy statement for any subsequent meeting must be received by the Fund a reasonable period of time prior to any such meeting.

         QUORUM AND METHODS OF TABULATION. Pursuant to the Trust's Agreement and Declaration of Trust, unless a larger quorum is required by law, 40% of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Fund as tellers (the "Tellers") for the Meeting.

         The Tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal I, abstentions have the effect of a vote against the Proposal.

         ADJOURNMENT. In the event that a quorum and/or sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposal. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned, as required by the Trust's Agreement and Declaration of Trust. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by GMO.

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES

         As of October 20, 1999, the officers and Trustees of the Trust as a group did not beneficially own shares of the Fund. The following chart sets forth the name, address and percentage ownership of the shareholders owning beneficially 5% or more of the outstanding shares of the Fund as of October 20, 1999:

Name                                Address                                # Shares            % Ownership
----                                -------                                --------            -----------
Spelman College                     c/o Chesapeake Asset Mgmt. LLC         41,528.239          50.73%
                                    One Rockefeller Plaza
                                    Suite 1210
                                    New York, New York 10020

Spelman College - FVAF              c/o Chesapeake Asset Mgmt. LLC         40,327.141          49.27%
                                    One Rockefeller Plaza
                                    Suite 1210
                                    New York, New York 10020

As a result, Spelman College may be deemed to control the Fund.



October 22, 1999

                                    GMO TRUST
                           GMO FUNDAMENTAL VALUE FUND

                                 40 ROWES WHARF
                           BOSTON, MASSACHUSETTS 02110

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Elaine M. Hartnett and William R. Royer, and each and either one of them, proxies with full power of substitution, and authorizes each of them to represent and vote all shares of the GMO Fundamental Value Fund (the "Fund"), a series of GMO Trust, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Fund to be held on November 3, 1999 at 2:00 p.m., Boston time, on the 6th floor of 40 Rowes Wharf, Boston, Massachusetts, and at any adjournments thereof.

The Board of Trustees recommends a vote FOR the following proposal:

PROPOSAL

         1. To change the Fund's subclassification under the Investment Company Act of 1940 from a "diversified company" to a "non-diversified company."

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL. This proxy will be voted in the discretion of the persons named as proxies above as to any other matters that may properly come before the meeting or any adjournments thereof. A shareholder wishing to vote in accordance with the Board of Trustees' recommendation need only sign and date this proxy and return it in the enclosed envelope.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

          ------------------------------------------------------------

GMO FUNDAMENTAL VALUE FUND
Record Date Shares:

                                          PROPOSAL 1
                              / /  FOR     / /  AGAINST  / / ABSTAIN

Dated:  ____________, 1999
_______________________________
_______________________________
Signature(s) of Shareholder(s)